Events after the Consolidated Statement of Financial Position date	3 Months Ended
Jan. 31, 2019
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Events after the Consolidated Statement of Financial Position date
23.	Events after the Consolidated Statement of Financial Position date

Insurance and banking operations in El Salvador

On February 8, 2019, the Bank announced that it has reached an agreement under which the Bank will sell its banking and insurance operations in El Salvador, including Scotiabank El Salvador, its subsidiaries and Scotia Seguros, subject to regulatory approval and closing conditions.

This transaction is expected to result in a loss of approximately $170 million after tax that primarily represents the carrying value of goodwill relating to this business. Upon closing, the Bank’s CET1 capital ratio will increase by approximately six basis points.

Thanachart Bank, Thailand

On February 26, 2019, the Bank announced that it has entered into a non-binding memorandum of understanding (MOU) with a number of parties that would result, if concluded, in the Bank divesting its 49% investment in Thanachart Bank Public Company Limited, Thailand. The transactions contemplated under the MOU would result in the Bank holding a significantly smaller stake in a combined bank and receiving proceeds which are expected to result in a gain on sale and be accretive to the Bank’s CET1 capital ratio. All transactions contemplated by the MOU remain subject to due diligence, negotiation and agreement by the parties as to definitive documentation (including terms), as well as regulatory approval. No assurance can be given that the parties will reach a definitive agreement or that the transactions will be concluded.